Exhibit 99.41

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-B

KEY PERFORMANCE FACTORS
May 31, 1999



Expected B Maturity 3/16/2009


Blended Coupon 5.9788%


Excess Protection Level
3 Month Average   5.41%
May, 1999   7.20%
April, 1999   3.62%
March, 1999  N/A


Cash Yield19.45%


Investor Charge Offs 4.88%


Base Rate 7.37%


Over 30 Day Delinquency 4.89%


Seller's Interest 6.97%


Total Payment Rate14.69%


Total Principal Balance$41,914,776,221.36


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$2,922,256,702.87